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                                                                    EXHIBIT 99.1

                             PATTERSON ENERGY, INC.,

                       PATTERSON ONSHORE DRILLING COMPANY
                                       AND
                           PATTERSON DRILLING COMPANY

                            NON-COMPETITION AGREEMENT


                  THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of February, 1998 (this "Agreement"), between and among PATTERSON ENERGY, INC., a Delaware corporation ("PEC"), PATTERSON ONSHORE DRILLING COMPANY, a Texas corporation ("PODC") wholly-owned indirectly by PEC, PATTERSON DRILLING COMPANY, a Delaware corporation wholly-owned directly by PEC ("PDC"), and DOUGLAS ROBERTSON ("D.W. Robertson"), an individual residing in Dallas, Texas ("D.W. Robertson").

                                    RECITALS:

          A. Simultaneously with the execution of this Agreement, PEC and PODC have consummated the transactions contemplated by that certain Agreement and Plan of Merger dated January 20, 1998 (the "Merger Agreement"), among PEC, PODC and Robertson Onshore Drilling Company, a Texas corporation ("Robertson"), providing for, among other things, the merger (the "Merger") of Robertson into PODC.

          B. D.W. Robertson is or was an officer, a director and a shareholder of Robertson.

          C. The execution and delivery of this Agreement is a condition to the consummation of the Merger contemplated by the Merger Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

          1. Period of Agreement.

          The period of this Agreement shall commence on the date hereof and remain in effect until January 6, 2001 ("Non-Compete Period").

          2. Covenant Not to Compete.
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          (a) D.W. Robertson covenants and agrees that during the Non-Compete
Period, D.W. Robertson shall not, without the prior written consent of PEC, PODC and PDC directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in the oil and gas contract drilling business (the "Competitive Business") within the so-called "Ark-La-Tex region" and the states of Texas and Mississippi; provided, however, that D.W. Robertson may (i) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if:
(A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PEC, PODC, PDC or any affiliate of PEC, PODC or PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which D.W. Robertson is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which D.W. Robertson is in breach of the terms of this section.

          (b) It is understood by and between the parties hereto that the foregoing covenant by D.W. Robertson not to enter into competition with PEC, PODC or PDC as set forth in Section 2(a) hereof is an essential element of this Agreement and the Merger Agreement and that, but for the agreement of D.W. Robertson to comply with such covenant, neither PEC, PODC nor PDC would have agreed to enter into this Agreement or the Merger Agreement. PEC, PODC and PDC on the one hand and D.W. Robertson on the other hand have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PEC, PODC, PDC and their respective affiliates. D.W. Robertson agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on D.W. Robertson.

          3. Restrictions on Soliciting Business of PEC, PODC and PDC.

          D.W. Robertson further covenants and agrees that during the Non-Compete Period, D.W. Robertson will not, either for himself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PEC, PODC and PDC:




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          (a) Solicit or hire any of the employees of PEC, PODC or PDC or solicit or take away any of PEC's, PODC's or PDC's customers, lessors, or suppliers or attempt any of the foregoing:

          (b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in Section 2 hereof; or

          (c) Engage in any act which would interfere with or harm any business relationship PEC, PODC or PDC has with any customer, lessor, employee, principal or supplier.

          4. Specific Performance.

          Without intending to limit the remedies available to PEC, PODC or PDC, D.W. Robertson acknowledges that PEC, PODC or PDC will have no adequate remedies at law if D.W. Robertson violates the terms of Section 2 or 3, hereof. In such event, D.W. Robertson agrees that PEC, PODC or PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PEC, PODC or PDC from pursuing any other remedies available to PEC, PODC or PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from D.W. Robertson.

          The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

          5. Attorneys Fees and Costs.

          If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

          6. Representations and Warranties of PEC, PODC, PDC and D.W.
Robertson.

          (a) Representations and Warranties of PEC, PODC and PDC. PEC, PODC and PDC hereby jointly and severally represent and warrant to D.W. Robertson that:
(i) they have all requisite power to enter into and perform their obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PEC, PODC and PDC; (iii) the execution of this Agreement by PEC, PODC and PDC and performance of their obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PEC, PODC and PDC.


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          (b) Representations and Warranties of D.W. Robertson. D.W. Robertson
hereby represents and warrants to PEC, PODC and PDC that: (i) D.W. Robertson has the capacity and power to enter into and perform obligations of D.W. Robertson under this Agreement; (ii) D.W. Robertson has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of D.W. Robertson hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of D.W. Robertson.

          7. General Provisions.

          (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

          (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

          (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

          (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

          (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PEC, PODC or PDC may assign this Agreement to a subsidiary or affiliate without the prior written consent of D.W. Robertson.







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          (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

          (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

          (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

          To PEC:

                            Patterson Energy, Inc.
                            4510 Lamesa Highway
                            P.O. Drawer 1410
                            Snyder, Texas   79550
                            Facsimile:  (915) 573-0281
                            Attention:    Cloyce A. Talbott
                                          Chairman and Chief Executive Officer

          To PODC:

                            Patterson Onshore Drilling Company
                            4510 Lamesa Highway
                            P.O. Drawer 1410
                            Snyder, Texas   79550
                            Facsimile:  (915) 573-0281
                            Attention:    A. Glenn Patterson
                                          President and Chief Operating Officer

          To PDC:


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                            Patterson Drilling Company
                            4510 Lamesa Highway
                            P.O. Drawer 1410
                            Snyder, Texas   79550
                            Facsimile:  (915) 573-0281
                            Attention:    A. Glenn Patterson
                                          President and Chief Operating Officer


          To D.W. Robertson:

                            D.W. Robertson
                            6043 Meadowcrest
                            Dallas, Texas 75230

          (j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.

                                        "PEC"

                                        PATTERSON ENERGY, INC.


                                        By: /s/ CLOYCE A. TALBOTT
                                           ---------------------------------
                                           Cloyce A. Talbott
                                           Chairman and Chief Executive Officer

                                        "PODC"

                                        PATTERSON ONSHORE DRILLING COMPANY


                                        By: /s/ A. GLENN PATTERSON
                                           -----------------------------------
                                           A. Glenn Patterson
                                           President and Chief Operating Officer

                                        "PDC"

                                        PATTERSON DRILLING COMPANY

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                                        By: /s/ A. GLENN PATTERSON
                                           -------------------------------------
                                           A. Glenn Patterson
                                           President and Chief Operating Officer

                                        "D.W. ROBERTSON"

                                          /s/ D.W. ROBERTSON
                                         ---------------------------------------
                                         D.W. ROBERTSON






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